UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

RHYTHM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38223	46-2159271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

222 Berkeley Street

12th Floor

Boston, MA 02116

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (857) 264-4280

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RYTM	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 1, 2026, Rhythm Pharmaceuticals, Inc. (“Rhythm”) issued a press release announcing additional data from its global Phase 3 TRANSCEND trial of setmelanotide in patients with acquired hypothalamic obesity, summarized under Item 8.01 below. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01. Other Events.

On March 1, 2026, Rhythm announced additional data from its global Phase 3 TRANSCEND trial of setmelanotide in patients with acquired hypothalamic obesity, which are summarized below.

This new data set includes 12 patients from a Japanese cohort and 10 supplemental patients who were enrolled in addition to the primary 120-patient pivotal cohort.

Highlights from these 52-week data include:

-	-18.8% placebo-adjusted difference[1] in BMI reduction (N=142);

-	Primary endpoint of mean BMI reduction of -16.4% from baseline for all patients on setmelanotide therapy (n=94) compared with +2.4% BMI change for patients on placebo (n=48) at 52 weeks (95% CI; p<0.0001); and

-	Among patients aged 12 and older (n=98), the setmelanotide group (n=66) showed an average weekly reduction of 2.5 points in the weekly average most hunger score, compared with a 1.3 point reduction in the placebo group (n=32) (p=0.0015).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit 99.1 shall be deemed to be furnished and not filed.

Exhibit
No.	Description
99.1	Press release dated March 1, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

1 ANCOVA model with unequal variance to account for possible unequal residual variances was used to estimate the difference between treatment groups. Rubin’s Rule was used to provide the overall estimates of differences in least square (LS) means, corresponding CI and p-value.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHYTHM PHARMACEUTICALS, INC.

Date: March 2, 2026	By:	/s/ Hunter Smith
Hunter Smith
Chief Financial Officer